Commitments, Guarantees, and Contingent Liabilities (Assets Provided as Collateral for Short-Term and Long-Term Debt Payables to Financial Institutions) (Detail) - JPY (¥) ¥ in Millions	Sep. 30, 2021	Mar. 31, 2021
Debt Disclosure [Abstract]
Lease payments, loans and investment in operating leases	¥ 106,350	¥ 125,196
Investment in securities	180,056	172,503
Property under facility operations	113,679	27,125
Other assets and other	16,299	14,026
Total	¥ 416,384	¥ 338,850